Exhibit 10.41


         NINTH AMENDMENT, dated as of December 31, 2001 (the "Amendment"), to the Credit Agreement, dated as of October 9, 1997 (as amended, supplemented or otherwise modified from time, the "Credit Agreement"), among CPI AEROSTRUCTURES, INC., a New York corporation ("Holdings"), KOLAR, INC., a Delaware corporation (the "Borrower"), the several banks and other financial institutions from time to time parties thereto (collectively, the "Lenders"), and JPMORGAN CHASE BANK, a New York banking corporation, as administrative agent for the Lenders (in such capacity, the "Administrative Agent").



                              W I T N E S S E T H:
                               - - - - - - - - - -



         WHEREAS, Holdings, the Borrower, the Lenders and the Administrative Agent are parties to the Credit Agreement; and

         WHEREAS, Holdings, and the Borrower have requested that the Lenders agree to amend certain provisions in the Credit Agreement upon the terms and subject to the conditions set forth herein; and

         WHEREAS, the Administrative Agent and the Lenders are willing to agree to the requested amendments;

         NOW, THEREFORE, in consideration of the premises and the agreements contained herein, the parties hereto hereby agree as follows

1. Defined Terms. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

2. Amendment to Section 2.3(a) of the Credit Agreement. Section 2.3(a) of the Credit Agreement is hereby amended by deleting such Section in its entirety and substituting in lieu thereof the following:

         "(a) The Tranche A Term Loans shall mature on June 30, 2002 with the amount outstanding on the effective date of the Amendment to this Agreement to be paid in seven (7) consecutive monthly installments payable on the Business Day of each month as follows:

            December 31, 2001                                   $25,000.00
            January 31, 2002                                    $50,000.00
            February 28, 2002                                   $50,000.00
            March 31, 2002                                      $50,000.00
            April 30, 2002                                     $100,000.00
            May 30, 2002                                       $100,000.00
            June 30, 2002                                    $2,188,500.00
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3.       Representations and Warranties. On and as of the date hereof, Holdings and the Borrower hereby jointly and severally confirm, reaffirm and restate the representations and warranties set forth in Section 3 of the Credit Agreement mutatis mutandis. To the extent that any of the representations and warranties set forth in Section 3 of the Credit Agreement expressly relate to a specific earlier date, Holdings and the Borrower jointly and severally hereby confirm, reaffirm and restate such representations and warranties as of such earlier date.

4. Effectiveness. This Amendment shall become effective on the date (the "Amendment Effective Date") on which the Administrative Agent shall have received:

         (i) an executed counterpart of this Amendment from Holdings, the Borrower, and the Required Lenders; and

         (ii)     on or before January 31, 2002, stock certificates representing
                  (a) 30,000 shares of common stock in Holdings in the name of JPMorgan Chase Bank, Chase Equity Associates L.P. or its or their designee, and (b) 20,000 shares of common stock in Holdings in the name of Mellon Bank, N.A. or its designee. Such shares shall be duly issued, fully paid and non-assessable subject to appropriate registration rights, and free and clear of all liens, encumbrances and restrictions on transferability.

         (iii) on or before January 31, 2002, payment and performance of such additional obligations as Borrower or Holdings shall have hereunder, including but not limited to the obligations described in paragraph 6 hereof.

5. Continuing Effect: No Other Amendments, Waivers or Consents. Except as expressly provided herein, all of the terms and provisions of the Credit Agreement are and shall remain in full force and effect. The amendments provided for herein are limited to the specific subsections of the Credit Agreement specified herein and shall not constitute a consent, waiver or amendment of, or an indication of the Administrative Agent's or the Lenders' willingness to consent to any action requiring consent under any other provisions of the Credit Agreement or the same subsection for any other date or time period.

6. Expenses. Holdings and the Borrower agree to pay and reimburse the Administrative Agent for all its reasonable costs and out-of-pocket expenses incurred in connection with the preparation and delivery of this Amendment, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent, and to, compensate, pay and/or reimburse Administrative Agent in accordance with such additional agreements as may have been entered into between Borrower, Holdings, and Administrative Agent.

7. Counterparts. This Amendment may be executed in any number of counterparts by the parties hereto (including by facsimile transmission), each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.

8. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.



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         WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date written next to the signature of each party.



                                               CPI AEROSTRUCTURES, INC.



                                               By:  /s/ Edward J. Fred
                                                  ------------------------------
                                                     Name: Edward J. Fred
                                                     Title: President and Chief
                                                              Financial Officer

                                               KOLAR, INC.



                                               By:  /s/ Edward J. Fred
                                                  ------------------------------
                                                     Name: Edward J. Fred
                                                     Title: Executive Vice
                                                              President and
                                                              Chief Financial
                                                              Officer

                                               JPMORGAN CHASE BANK
                                               As administrative Agent
                                                 and as Lender


                                               By: /s/ Richard E. Grabowski
                                                  ------------------------------
                                                     Name: Richard E. Grabowski
                                                     Title: Vice President

                                               MELLON BANK, N.A.
                                               As Lender


                                               By: /s/  Kim D. Elm
                                                  ------------------------------
                                                      Name: Kim D. elm
                                                      Title: First Vice
                                                                President